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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 26, 2003

                   KANEB PIPE LINE OPERATING PARTNERSHIP, L.P.

               (Exact name of registrant as specified in charter)


       Delaware                        11-22667                  75-2287683
(State of Incorporation)          (Commission File No.)       (I.R.S. Employer
                                                             Identification No.)



                          2435 North Central Expressway
                             Richardson, Texas 75080
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (972) 699-4062



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
Item 5.   Other Events.

     On February 26, 2003 Kaneb Pipe Line Partners, L.P., which conducts business through its 99% limited partnership interest in its subsidiary, the Registrant, issued a press release reporting its financial results for the year ended December 31, 2002. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 7.   Financial Statements and Exhibits.

         Exhibit.

         99.1     Press Release dated February 26, 2003.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        KANEB PIPE LINE OPERATING
                                        PARTNERSHIP, L.P.

                                        By: Kaneb Pipe Line Company LLC,
                                            as General Partner



Dated March _____, 2003                           //s//
                                        ----------------------------------------
                                        Howard C. Wadsworth
                                        Vice President, Treasurer and Secretary